UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 21, 2005

SCBT FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

SOUTH CAROLINA

(State or other jurisdiction of incorporation or organization)

001-12669	57-0799315
(Commission File Number)	(I.R.S. Employer Identification No.)

520 GERVAIS STREET, COLUMBIA, SOUTH CAROLINA	29201-3046
(Address of principal executive offices)	(Zip Code)

(803) 277-2175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Merger Agreement

On July 21, 2005, SCBT Financial Corporation (“SCBT”) entered into an Agreement and Plan of Merger (the “Agreement”) with Sun Bancshares, Inc. (“Sun”), the holding company for SunBank N.A.  Pursuant to the agreement, Sun will be merged with and into SCBT.  SunBank will join SCBT as its third subsidiary bank and will retain its existing board of directors and senior management.  Under terms of the Agreement, SCBT will pay consideration of approximately $21.9 million, consisting of approximately $4.4 million cash and no more than 564,387 shares of SCBT common stock for Sun’s issued and outstanding shares of common stock.  In addition, SCBT will pay an aggregate of approximately $2.86 million to the holders of outstanding options and warrants for Sun stock.  The number of SCBT shares of common stock issued in the transaction was determined based upon SCBT’s average closing sales price for a 30-day period preceding the Agreement.  The exact composition of cash and SCBT shares of common stock received by Sun shareholders will be a function of the number of shares of Sun common stock issued and outstanding at the effective time of the merger.  Each Sun shareholder will receive cash and shares of SCBT common stock on a pro rata basis.  The consummation of the merger is subject to regulatory approval and the approval of Sun’s shareholders, along with other customary closing conditions.

The foregoing description of the Agreement does not purport to be complete.  Pursuant to General Instruction F to the Securities and Exchange Commission’s Form 8-K, a copy of the Agreement is attached hereto as Exhibit 2.1 and is incorporated into this Item 1.01 by this reference.

Employment Agreement

In connection with the execution of the Agreement, SCBT entered into an employment agreement with Thomas Bouchette (the “Employment Agreement”).  Pursuant to the Employment Agreement, Mr. Bouchette will serve as the President and Chief Executive Officer of SunBank as long as SunBank operates as a separate wholly owned subsidiary of SCBT and thereafter as Regional President of South Carolina Bank and Trust, N.A.  The Employment Agreement will commence upon the consummation of the merger and will be for a term of three years, unless terminated in accordance with the terms of the Employment Agreement.  Mr. Bouchette will have the right to terminate the Employment Agreement for any reason upon 30 days written notice.  He will receive an annual base salary of $150,000, which may be increased upon regular reviews in accordance with senior management compensation policies and performance.  If the agreement is terminated by SCBT for any reason other than death, disability, or cause, Mr. Bouchette will be entitled to all accrued compensation and accrued benefits plus his base salary for one year following termination payable in accordance with SCBT’s customary payroll policies.  Mr. Bouchette will be entitled to participate in all of SCBT’s employee benefits plans and incentive bonus plans provided to similarly situated employees.  He will also be entitled to a club membership at Wachesaw Country Club in Murrell’s Inlet, South Carolina, an automobile allowance of $700 per month, and other customary benefits for similarly situated employees.

The foregoing description of the Employment Agreement does not purport to be complete.  Pursuant to General Instruction F to the Securities and Exchange Commission’s Form 8-K, a copy of the Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 by this reference.

Noncompete Agreement

In connection with the execution of the Agreement, SCBT entered into a noncompete agreement with Thomas Bouchette (the “Noncompete Agreement”).  In consideration of $103,000, Mr. Bouchette agreed that during his employment and for a period of one year thereafter, he will be prohibited from (a) competing with SCBT by serving as a director, consultant, officer, employee, or agent of, or acquiring or maintaining greater than a 5% passive ownership interest in, a depository financial institution or holding company of a depository financial institution that competes with SCBT, (b) soliciting customers of SCBT, Sun, or any of their affiliates, or (c) soliciting employees of SCBT, Sun, or any of their affiliates who were employed by such entities within one year.

The restrictions on competition will only apply in Horry County and Georgetown County, South Carolina; provided, however, the restrictions will not apply if Mr. Bouchette is employed by an entity that has branch offices in such areas but he does not personally work in or have any business contacts with persons in such areas.  If the merger has not been consummated on or before March 31, 2006, the Noncompete Agreement becomes void.

The foregoing description of the Noncompete Agreement does not purport to be complete.  Pursuant to General Instruction F to the Securities and Exchange Commission’s Form 8-K, a copy of the Noncompete Agreement is attached hereto as Exhibit 10.2 and is incorporated into this Item 1.01 by this reference.

ITEM 8.01   OTHER EVENTS

On July 22, 2005, SCBT issued a press release announcing that SCBT and Sun have entered into the Agreement, as described in this Current Report under Item 1.01.  Pursuant to General Instruction F to the Securities and Exchange Commission’s Form 8-K, a copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by this reference.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

SCBT will file a registration statement and other relevant documents concerning the transaction with the Securities Exchange Commission, and appropriate state and federal banking authorities as soon as is practical.  Sun will prepare a proxy statement and other relevant documents concerning the proposed transaction for its shareholders as well.  Sun shareholders are urged to read such proxy and registration statements regarding the proposed transaction as they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because these will contain important information.  You will be able to obtain a free copy of the registration statement, as well as other filings containing information about SCBT Financial Corporation at the SEC’s Internet site (http://www.sec.gov).   The documents can also be obtained, without charge, by directing a written request to SCBT Financial Corporation, South Carolina 29202, Attention: Richard C. Mathis, Chief Financial Officer.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

2.1	Agreement and Plan of Merger between SCBT Financial Corporation and Sun Bancshares, Inc.

10.1	Employment Agreement between SCBT Financial Corporation and Thomas Bouchette.

10.2	Noncompete Agreement between SCBT Financial Corporation and Thomas Bouchette.

99.1	Press Release dated July 22, 2005.

99.2	Merger Questions and Answers Document.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SCBT FINANCIAL CORPORATION

Date: July 22, 2005	By:	/s/ Richard C. Mathis
Richard C. Mathis
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger between SCBT Financial Corporation and Sun Bancshares, Inc.

10.1	Employment Agreement between SCBT Financial Corporation and Thomas Bouchette.

10.2	Noncompete Agreement between SCBT Financial Corporation and Thomas Bouchette.

99.1	Press Release dated July 22, 2005.

99.2	Merger Questions and Answers Document.